                      TERM SHEET DATED DECEMBER 16, 1996

                        GREEN TREE FINANCIAL CORPORATION
     CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS, SERIES 1996-F
                           $478,000,000 (APPROXIMATE)

                              Subject to Revision

SELLER/SERVICER:      Green Tree Financial Corporation ("Green Tree").

TRUSTEE:              First Trust National Association

UNDERWRITERS:         Lehman Brothers (Lead), Bear Stearns(Co)

                                   Ratings        WAL        Exp Final
                   Amount        (S&P/Fitch)   at 15% CPR    Maturity
                ------------     -----------   ----------    ---------
To Call:
  HI: A-1       $ 47,346,000      AAA/AAA        1.15        6/15/99
  HI: A-2       $ 18,561,000      AAA/AAA        3.08       10/15/00
  HI: A-3       $ 34,092,000      AAA/AAA        5.81        6/15/05
  HI: M-1       $ 10,000,000      AA/AA          9.40        9/15/06
  HI: M-2       $  6,250,000      A/A            9.72        9/15/06
  HI: B-1       $  5,938,000      BBB/BBB        5.55        3/15/05
  HI: B-2       $  2,813,000      A-/A           9.45        9/15/06
To Maturity
  HI: M-1       $ 10,000,000      AA/AA         10.02        2/15/09
  HI: M-2       $  6,250,000      A/A           15.11       11/15/21
  HI: B-2       $  2,813,000      A-/A          11.77       11/15/21

                                 Ratings           WAL       Exp Final
                   Amount      (S&P/Fitch)    at 100% Base*   Maturity
                ------------   -----------    -------------  ---------
To Call:
  HE: A-1       $122,410,000      AAA/AAA        1.15        2/15/99
  HE: A-2       $ 84,500,000      AAA/AAA        3.08        5/15/01
  HE: A-3       $ 33,502,000      AAA/AAA        5.19        4/15/03
  HE: A-4       $ 24,631,000      AAA/AAA        8.08        8/15/06
  HE: A-5       $ 38,537,000      AAA/AAA        6.04        6/15/06
  HE: M-1       $ 19,415,000      AA/AA+         9.71        9/15/06
  HE: M-2       $ 12,355,000      A/AA           9.72        9/15/06
  HE: B-1       $ 12,355,000      BBB/A          5.23        1/15/05
  HE: B-2       $  5,295,000      A-/A           9.41        9/15/06
To Maturity
  HE: M-1       $ 19,415,000      AA/AA+        11.11        1/15/10
  HE: M-2       $ 12,355,000      A/AA          14.87       10/15/26
  HE: B-2       $  5,295,000      A-/A          11.32       10/15/26

CUT-OFF DATE:       December 1, 1996 (or the date of origination, if later)

EXP. PRICING:       December 18, 1996

EXP. SETTLEMENT:    December 27, 1996

LEGAL FINAL:        Home Improvement          -November 2027
                    Home Equity               -January 2028
--------------------------

* 100% Base (100% Prepayment Assumption) assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Home Equity Contracts in the first month of the life of the Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in twelfth month and in each month thereafter, the conditional prepayment rate is 20%.

INTEREST/PRINCIPAL:          The 15th day of each month (or if such 15th day is
                             not a business day, the next succeeding business
                             day) commencing on January 15, 1997.

CROSS COLLATERALIZATION:     On each Payment Date the amount Available for each
                             Sub-Pool remaining after making distributions to the related Certificates will generally be available to make distributions to the Certificates related to the other Sub-Pool.

ERISA: Class HI:A and Class HE:A Certificates are ERISA eligible. The Class HI:M-1, HE:M-1, HI:M-2, HE:M-2, HI:B-1, HE:B-1, HI:B-2 and HE:B-2 Certificates will not be sold to benefit plans unless such plans deliver a legal opinion to the Trustee stating that assets of the Trust are not deemed "plan assets".

TAX STATUS:                  The Trust will elect to be treated as a REMIC for
                             federal income tax purposes.

                    HOME IMPROVEMENT CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:          Class HI:A: 20.00% subordination (Class HI:M-1,
                             HI:M-2, HI:B-1 and HI:B-2) & Residual (Class C)
                             Class HI:M-1: 12.00% subordination (Class HI:M-2,
                             HI:B-1, and HI:B-2) & Residual (Class C) Class HI:
                             M-2: 7.00% subordination (Class HI:B-1 and HI:B-2)
                             & Residual (Class C) Class HI:B-1: 2.25% subordination (Class HI:B-2) & Residual (Class C)
                             Class HI:B-2: Limited Guaranty plus Residual (Class
                             C)

DISTRIBUTIONS:               The Sub-Pool HI Amount Available will generally
                             consist of payments made on or in respect of the Home Improvement Contracts comprising Sub-Pool HI, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Home
                             Improvement Contracts, and to the Class C
                             Certificate holder.

                             The Amount Available will generally be applied first to the distributions to the Class HI:A Certificateholders, then to the Class HI:M Certificateholders, then to the Class HI:M Certificateholders, and then to the Class HI:B Certificateholders.

                             Class HI:A Certificates are senior to Class HI:M and Class HI:B Certificates. Class HI:M Certificates are senior to the Class HI:B Certificates.

CLASS HI:A INTEREST:         Interest will be paid concurrently on each Class
                             of Class HI:A Certificates at the related
                             Pass-Through Rate on the then outstanding related
                             Class Principal Balance. Interest will accrue from the Settlement Date, or from the most recent
                             Payment Date on which interest has been paid to but excluding the following Payment Date.
                             Interest will be computed on 30/360 basis.

                             Interest shortfall will be carried forward, and will bear interest at the applicable Class HI:A Pass-Through Rate, to the extent legally permissible.

CLASS HI:A PRINCIPAL:        After payment of all interest distributable to the
                             Class HI:A Certificateholders, the Sub-Pool HI
                             Senior Percentage of the Sub-Pool HI Formula
                             Principal Distribution Amount will be distributed first to the Class HI:A-1 Certificateholders, until the Class HI:A-1 Principal Balance has been reduced to zero, then to the class HI:A-2
                             Certificateholders until the Class HI:A-2
                             Principal Balance has been reduced to zero, and then to the Class HI:A-3 Certificateholders until the Class HI:A-3 Principal Balance has been reduced to zero.

                             The Sub-Pool HI Senior Percentage will equal 100% if any of the following exist:

                             i)   it is prior to January 2000 (Month 36);

                             ii) the Class HI:B Principal Balance represents less than 14% of the Scheduled Principal Balance of Sub-Pool HI; and

                             iii) each Class HI:B Principal Distribution Test
                                  (See below) is not satisfied.

                                  Otherwise, the
                                  Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HI:A Principal Balance and the Class HI:M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance of Sub-Pool HI for the immediately preceding Payment Date.

          CLASS HI:M-1       After payment of Class HI:A Distribution Amount,
           INTEREST:         interest will be paid to the Class HI:M-1
                             Certificateholders in an amount equal to the product of (a) the Class HI:M-1 Pass-Through Rate and (b) the then outstanding Class HI:M-1
                             Principal Balance less the Class HI:M-1
                             Liquidation Loss Principal Amount. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date.
                             Interest will be computed on 30/360 basis.
                             Interest shortfall will be carried forward, and will bear interest at the Class HI:M-1
                             Pass-Through Rate, to the extent legally permissible.

          CLASS HI:M-1       Class HI:M-1 Certificateholders will not receive
           PRINCIPAL:        principal until Class HI:A Principal Balance has
                             been reduced to zero. At that time Class HI:M-1 will be entitled to receive the Sub-Pool HI Senior
                             Percentage of the Sub-Pool HI Formula Principal
                             Distribution Amount, until the Class HI:M-1
                             Principal Balance has been reduced to zero.

          CLASS HI:M-2       After payment of Class HI:A and Class HI:M-1
           INTEREST:         Distribution Amount, interest will be paid to the
                             Class HI:M-2 Certificateholders in an amount equal to the product of (a) the Class HI:M-2
                             Pass-Through Rate and (b) the then outstanding
                             Class HI:M-2 Principal Balance less the Class
                             HI:M-2 Liquidation Loss Principal Amount.
                             Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                             Interest shortfall will be carried forward, and will bear interest at the Class HI:M-2 Pass-Through Rate, to the extent legally permissible.

          CLASS HI:M-2       Class HI:M-2 Certificateholders will not receive
           PRINCIPAL:        principal until Class HI:A and Class HI:M-1
                             Principal Balances have been reduced to zero. At that time Class HI:M-2 will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool
                             HI Formula Principal Distribution Amount, until the Class HI:M-2 Principal Balance has been reduced to zero.

          CLASS HI:B-1       After payment of Class HI:A, Class HI:M-1 and
           INTEREST:         Class HI:M-2 distribution Amount, interest will be
                             paid to the Class HI:B-1 Certificateholders in an amount equal to the product of (a) the Class
                             HI:B-1 Pass-Through Rate and (b) the then outstanding Class HI:B-1 Principal Balance less the Class HI:B-1 Liquidation Loss Principal
                             Amount.  Interest will accrue from the Settlement
                             Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                             Interest shortfall will be carried forward, and will bear interest at the Class HI:B-1 Pass-Through Rate, to the extent legally permissible.

          CLASS HI:B-1       The Class HI:B-1 Certificateholders will not
           PRINCIPAL:        receive principal payments until the Class HI:B
                             Cross-over Date. At that time, to the extent of the amount available after payment of Class HI:A, Class HI:M Distribution Amounts and Class HI:B-1 interest, Class HI:B-1 Certificateholders will receive the Class HI:B Percentage of the Sub-Pool
                             HI Formula Principal Distribution Amount until
                             Class HI:B-1 Principal Balance has been reduced to zero.

                             The Class HI:B Percentage will be equal to 100% minus the Sub-Pool HI senior Percentage if on or after January 2000, the Class HI:B Principal Balance represents more than 14% of the Scheduled Principal Balance of Sub-Pool HI, and each of the Class HI:B Principal Distribution tests (See below) are satisfied. The Class HI:B Percentage after the Class HI:A and Class HI:M Principal Balances have been reduced to zero will be equal to 100%.

          CLASS HI:B-2       After payment of Class HI:A, Class HI:M-1, Class
           INTEREST:         HI:M-2 and Class HI:B-1 Distribution Amounts,
                             interest will be paid to the Class HI:B-2
                             Certificateholders in an amount equal to the product of (a) the Class HI:B-2 Pass-through Rate and (b) the then outstanding Class HI:B-2
                             Principal Balance less the Class HI:B-2
                             Liquidation Loss Principal Amount.  The Limited
                             Guaranty will be available to pay interest to the Class HI:B-2 Certificateholders if the Sub-Pool HI
                             Amount Available is not sufficient. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date.
                             Interest will, be computed on 30/360 basis.

                             Interest shortfall will be carried forward, and will bear interest at the Class HI:B-2 Pass-Through Rate, to the extent legally permissible.

          CLASS HI:B-2       The Class HI:B-2 Certificateholders will not
           PRINCIPAL:        receive principal payments until the class HI:B-1
                             Principal Balance has been reduced to zero. At that time, if each Class HI:B Principal
                             Distribution Test is satisfied (unless the Class
                             HI:A and Class HI:M Principal Balances have been reduced to zero), to the extent of the amount available after payment of the Class HI:A, the Class HI:M and the Class HI:B-1 Distribution
                             Amounts and any amounts actually paid under the Class HI:B-2 Limited Guaranty, the Class HI:B-2
                             Certificateholders will receive the Class HI:B
                             Percentage of the Sub-Pool HI Formula Principal
                             Distribution Amount until Class HI:B-2 Principal
                             Balance has been reduced to zero.

                             On each Payment Date, the Class HI:B-2
                             Certificateholders will be entitled to receive pursuant to the Class HI:B-2 Limited Guaranty, the Class HI:B-2 Liquidation Loss Principal Amount until the Class HI:B-2 Principal Balance has been reduced to zero.

          LOSSES ON
           LIQUIDATED        If Net Liquidation Proceeds from Liquidated
          HI CONTRACTS:      Contracts in the respective collection period are
                             less than the Scheduled Principal Balance of such Liquidated Contract plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class C Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HI:B-2
                             Certificateholders, then the Class HI:B-1
                             Certificateholders, then the Class HI:M-1
                             Certificateholders and then the Class HI:M-2
                             Certificateholders.

          CLASS HI:B-2
           LIMITED           To the extent that the Sub-Pool HI Amount
           GUARANTY:         Available is not sufficient, the Limited Guaranty
                             will be available to pay the Class HI: B-2
                             Liquidation Loss Principal Amount and the Class
                             HI:B-2 Distribution Amount.  The Class HI:B-2
                             Limited Guaranty will be an unsecured general obligation of the Company.

CLASS HI:B PRINCIPAL         (i)   the Sub-Pool HI Average Sixty-Day Delinquency
  DISTRIBUTION TESTS:              Ratio with respect to the Sub-Pool HI as of
                                   given Payment Date must not exceed 2.5%;
                             (ii)  the Sub-Pool HI Average Thirty-Day
                                   Delinquency Ratio with respect to the Sub-
                                   Pool HI as of given Payment Date must not exceed 5%;
                             (iii) the Sub-Pool HI Cumulative Realized Losses
                                   with respect to Sub-Pool HI as of given
                                   Payment Date must not exceed a certain
                                   specified percentage of the Cut-off Date Pool
                                   Principal Balance of Sub-Pool HI, depending on the year in which such Payment Date occurs;
                             (iv)  the Sub-Pool HI Current Realized Loss Ratio
                                   with respect to Sub-Pool HI as of given
                                   Payment Date must not exceed 2.5%; and
                             (v)   the Class HI:B Principal Balance divided by
                                   the Pool Scheduled Principal Balance of Sub-
                                   Pool HI as of the immediately preceding
                                   Payment Date must be equal to or greater than 14%.

                       HOME EQUITY CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:          Class HE:A:  14.00% subordination (Class HE:M-1,
                             HE:M-2, HE:B-1 and HE:B-2) & Residual (Class C)
                             Class HE:M-1:  8.50% subordination (Class HE:M-2,
                             HE:B-1, and HE:B-2) & Residual (Class C)
                             Class HE:M-2: 5.00% subordination (Class HE:B-1 and HE:B-2) & Residual (Class C)
                             Class HE:B-1:  1.50% subordination (Class HE:B-2)
                             & Residual (Class C)
                             Class HE:B-2:  Limited Guaranty plus Residual
                             (Class C)

DISTRIBUTIONS:               The Sub-Pool HE Amount Available will generally
                             consist of payments made on or in respect of the Home Equity Contracts comprising Sub-Pool HE, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Home Equity Contracts, and to the Class C
                             Certificateholder.

                             The Amount Available will generally be applied first to the distributions to the Class HE:A Certificateholders, then to the Class HE:M Certificateholders, then to the Class HE:M Certificateholders. and then to the Class HE:B Certificateholders.

                             Class HE:A Certificates are senior to Class HE:M and Class HE:B Certificates. Class HE:M Certificates are senior to the Class HE:B Certificates.

CLASS HE:A INTEREST:         Interest will be paid concurrently on each Class
           INTEREST:         of Class HE:A Certificates at the related
                             Pass-Through Rate on the then outstanding related
                             Class Principal Balance. Interest will accrue from the Settlement Date, or from the most recent
                             Payment Date on which interest has been paid to but excluding the following Payment Date.
                             Interest will be computed on 30/360 basis.

                             Interest shortfall will be carried forward, and will bear interest at the applicable Class HE:A Pass-Through Rate, to the extent legally permissible.

          CLASS HE:A         After payment of all interest distributable to the
           PRINCIPAL:        Class HE:A Certificateholders, the Sub-Pool HE
                             Senior Percentage of the Sub-Pool HE Formula
                             Principal Distribution Amount less the HE:A-5
                             Lockout Distribution Amount as defined below will be distributed first to the Class HE:A-1
                             Certificateholders, until the Class HE:A-1
                             Principal Balance has been reduced to zero, then to the Class HE:A-2 Certificateholders until the Class HE:A-2 Principal Balance has been reduced to zero, and then to the Class HE:A-3
                             Certificateholders until the Class HE:A-3
                             Principal Balance has been reduced to zero, and then to the Class HE:A-4 Certificateholders until the Class HE:A-4 Principal Balance has been reduced to zero.

                             The Class HE:A-5 Certificateholders are entitled to receive payments of the Class HE:A-5 Lockout Distribution Amount specified below, provided, that if on any Payment Date the Class HE:A-4 Certificate Principal Balance is zero, the Certificateholders of the Class HE:A-5 Certificates will be entitled to receive the entire Sub-Pool HE Formula Principal Distribution Amount.

                             The "Class HE:A-5 Lockout Distribution Amount" for any Payment Date will be the product of (i) the applicable Class HE:A-5 Lockout Percentage for such Payment Date and (ii) the Class HE:A-5 Lockout Pro Rata Distribution Amount for such Payment Date.

                             The "Class HE:A-5 Lockout Percentage" for each Payment Date shall be as follows:

                             Payment Dates                Lockout Percentage

                             January 1997 -December 1999          0%
                             January 2000 -December 2001         45%
                             January 2002 -December 2002         80%
                             January 2003 -December 2003        100%
                             January 2004 and thereafter        300%

                             The "Class HE:A-5 Lockout Pro Rata Distribution Amount" for any Payment Date will be an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class HE:A-5 Certificates immediately prior to such Payment Date and the denominator of which is the aggregate Certificate Balance of the Class HE:A-1, Class HE:A-2, Class HE:A-3, Class HE:A-4, Class HE:A-5, and (y) the Sub-Pool HE Formula Principal Distribution Amount.

          Payment Dates      The Sub-Pool HE Senior Percentage will equal 100%
                             if any of the following exist:

                             i)   it is prior to January 2000 (Month 36);
                             ii) the Class HE:B Principal Balance represents less than 10.00% of the Scheduled Principal Balance of Sub-Pool HE; and
                             iii) each Class HE:B Principal Distribution Test
                                  (See below) is not satisfied.

                             Otherwise, the Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HE:A Principal Balance and the Class HE:M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance of Sub-Pool HE for the immediately preceding Payment Date.

          CLASS HE:M-1       After payment of Class HE:A Distribution Amount,
           INTEREST:         interest will be paid to the Class HE:M-1
                             Certificateholders in an amount equal to the product of (a) the Class HE:M-1 Pass-Through Rate and (b) the then outstanding Class HE:M-1
                             Principal Balance less the Class HE:M-1
                             Liquidation Loss Principal Amount. Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date.
                             Interest will be computed on 30/360 basis.

                             Interest shortfall will be carried forward, and will bear interest at the Class HE:M-1 Pass-Through Rate, to the extent legally permissible.

          CLASS HE:M-1       Class HE:M-1 Certificateholders will not receive
           PRINCIPAL:        principal until Class HE:A Principal Balance has
                             been reduced to zero. At that time Class HE:M-1 will be entitled to receive the Sub-Pool HE Senior
                             Percentage of the Sub-Pool HE Formula Principal
                             Distribution Amount, until the class HE:M-1
                             Principal Balance has been reduced to zero.

          CLASS HE:M-2       After payment of Class HE:A and Class HE:M-1
           INTEREST:         Distribution Amount, interest will be paid to the
                             Class HE:M-2 Certificateholders in an amount equal to the product of (a) the Class HE:M-2
                             Pass-Through Rate and (b) the then outstanding
                             Class HE:M-2 Principal Balance less the Class
                             HE:M-2 Liquidation Loss Principal Amount.
                             Interest will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                             Interest short fall will be carried forward, and will bear interest at the Class HE:M-2 Pass-Through Rate, to the extent legally permissible.

          CLASS HE:M-2       Class HE:M-2 Certificateholders will not receive
           PRINCIPAL:        principal until Class HE:A and Class HE:M-1
                             Principal Balances have been reduced to zero. At that time Class HE:M-2 will be entitled to receive the Sub-Pool HE Senior Percentage of the Sub-Pool
                             HE Formula Principal Distribution Amount, until the Class HE:M-2 Principal Balance has been reduced to zero.

          CLASS HE:B-1       After payment of Class HE:A, Class HE:M-1 and
           INTEREST:         Class HE:M-2 distribution Amount, interest will be
                             paid to the Class HE:B-1 Certificateholders in an amount equal to the product of (a) the Class
                             HE:B-1 Pass-Through Rate and (b) the then outstanding Class HE:B-1 Principal Balance less the Class HE:B-1 Liquidation Loss Principal
                             Amount.  Interest will accrue from the Settlement
                             Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                             Interest shortfall will be carried forward, and will bear interest at the Class HE:B-1 Pass-Through Rate, to the extent legally permissible.

          CLASS HE:B-1       The Class HE:B-1 Certificateholders will not
           PRINCIPAL:        receive principal payments until the Class HE:B
                             Cross-over Date. At that time, to the extent of the amount available after payment of Class HE:A, Class HE:M Distribution Amounts and Class HE:B-1 interest, Class HE:B-1 Certificateholders will receive the Class HE:B Percentage of the Sub-Pool
                             HE Formula Principal Distribution Amount until
                             Class HE:B-1 Principal Balance has been reduced to zero.

                             The Class HE:B Percentage will be equal to 100% minus the Sub-Pool HE Senior Percentage if on or after January 2000, the Class HE:B Principal Balance represents more than 10.00% of the Scheduled Principal Balance of Sub-Pool HE, and each of the Class HE:B Principal Distribution Tests (See below) are satisfied. The Class HE:B Percentage after the Class HE:A and Class HE:M Principal Balances have been reduced to zero will be equal to 100%.

          CLASS HE:B-2       After payment of Class HE:A, Class HE:M-1, Class
           INTEREST:         HE:M-2 and Class HE:B-1 Distribution Amounts,
                             interest will be paid to the Class HE:B-2
                             Certificateholders in an amount equal to the product of (a) the Class HE:B-2 Pass-Through Rate and (b) the then outstanding Class HE:B-2 Principal
                             Balance less the Class HE:B-2 Liquidation Loss
                             Principal Amount. The Limited Guaranty will be available to pay interest to the Class HE:B-2
                             Certificateholders if the Sub-Pool HE Amount
                             Available is not sufficient. Interest will accrue from the Settlement Date, or from the most recent
                             Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                             Interest shortfall will be carried forward, and will bear interest at the Class HE:B-2 Pass-Through Rate, to the extent legally permissible.

          CLASS HE:B-2       The Class HE:B-2 Certificateholders will not
           PRINCIPAL:        receive principal payments until the Class HE:B-1
                             Principal Balance has been reduced to zero. At that time, if each Class HE:B Principal
                             Distribution Test is satisfied (unless the Class
                             HE:A and Class HE:M Principal Balances have been reduced to zero), to the extent of the amount available after payment of the Class HE:A, the Class HE:M and the Class HE:B-1 Distribution
                             Amounts and any amounts actually paid under the Class HE:B-2 Limited Guaranty, the Class HE:B-2
                             Certificateholders will receive the Class HE:B
                             Percentage of the Sub-Pool HE Formula Principal
                             Distribution Amount until Class HE:B-2 Principal
                             Balance has been reduced to zero.

                             On each Payment Date, the Class HE:B-2
                             Certificateholders will be entitled to receive pursuant to the Class HE:B-2 Limited Guaranty, the Class HE:B-2 Liquidation Loss Principal Amount until the Class HE:B-2 Principal Balance has been reduced to zero.

          LOSSES ON
           LIQUIDATED        If Net Liquidation Proceeds from Liquidated
          HE CONTRACTS:      Contracts in the respective collection period are
                             less than the Scheduled Principal Balance of such Liquidated Contract plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class C Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HE:B-2
                             Certificateholders, then the Class HE:B-1
                             Certificateholders, then the Class HE:M-1
                             Certificateholders and then the Class HE:M-2
                             Certificateholders.

          CLASS HE:B-2
           LIMITED           To the extent that the Sub-Pool HE Amount
           GUARANTY:         Available is not sufficient, the Limited Guaranty
                             will be available to pay the Class HE: B-2
                             Liquidation Loss principal Amount and the Class
                             HE:B-2 Distribution Amount.  The Class HE:B-2
                             Limited Guaranty will be an unsecured general obligation of the Company.

          CLASS HE:B         (i)   the Sub-Pool HE Average Sixty-Day Delinquency
           PRINCIPAL               Ratio with respect to the Sub-Pool HE
           DISTRIBUTION            as of given Payment Date must not exceed
           TESTS:                  2.5%;
                             (ii)  the Sub-Pool HE Average Thirty-Day
                                   Delinquency Ratio with respect to the Sub-
                                   Pool HE as of given Payment Date must not exceed 5%;
                             (iii) the Sub-Pool HE Cumulative Realized Losses
                                   with respect to Sub-Pool HE as of given
                                   Payment Date must not exceed a certain
                                   specified percentage of the Cut-off Date Pool
                                   Principal Balance of Sub-Pool HE, depending on the year in which such Payment Date occurs;
                             (iv)  the Sub-Pool HE Current Realized Loss Ratio
                                   with respect to Sub-Pool HE as of given
                                   Payment Date must not exceed 2.0%; and
                             (v)   the Class HE:B Principal Balance divided by
                                   the Pool Scheduled Principal Balance of Sub-
                                   Pool HE as of the immediately preceding
                                   Payment Date must be equal to or greater than 10.00%.

                          HOME IMPROVEMENT CONTRACTS

     The Home Improvement Contracts comprising Sub-Pool HI consist of conventional and FHA-insured home improvement contracts and promissory notes. The obligations of the Obligor under each Home Improvement Contract are secured by the related real estate.

     The information concerning the Initial Home Improvement Contracts presented below is based on a pool originated through December 1, 1996. Green Tree intends to acquire and sell additional Home Improvement Contracts, which are sufficient to support the balance of Home Improvement Certificates sold, to the Trust by the Closing Date. Although the characteristics of the final pool of Home Improvement Contracts will differ from the characteristics of the Initial Home Improvement Contracts shown below, Green Tree does not expect that the characteristics of the additional Home Improvement Contracts sold to the Trust will vary materially from the information concerning the Initial Home Improvement Contracts herein.

                THE INITIAL HOME IMPROVEMENT CONTRACT SUB-POOL

                Number of Contracts in Sub-pool:         6,051
                Wgt. Avg. Contract Rate:                11.495%
                Range of Rates:                  5.99% - 16.99%
                Wgt. Avg. Orig. Maturity:                  202
                Wgt. Avg. Rem. Maturity:                   201
                Avg. Rem. Princ. Balance:           $17,233.84

                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                      INITIAL HOME IMPROVEMENT CONTRACTS

                               % of HI Contract                          % of HI Contract
                              Sub-Pool by Number  Aggregate Principal       Sub-Pool by
                   Number of          of                Balance             Outstanding
State              Contracts      Contracts           Outstanding        Principal Balance
---------------    ---------  ------------------  -------------------    -----------------
  CA                   667           11.02%           18,294,273.26          17.54%
  NJ                   464            7.67%            8,451,369.18           8.10%
  NY                   452            7.47%            8,346,649.85           8.00%
  PA                   429            7.09%            6,818,206.21           6.54%
  MI                   363            6.00%            5,720,985.45           5.49%
  Other States*      3,676           60.75%           56,650,473.47          54.33%
    Total            6,051          100.00%          104,281,957.42         100.00%

----------
* No one State in this category constitutes more than 5% of the Sub-Pool HI Outstanding Principal Balance.

          YEARS OF ORIGINATION OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                       % of HI Contract Sub-Pool
                     Number of   Aggregate Principal   by Outstanding Principal
Year of Origination  Contracts   Balance Outstanding            Balance
-------------------  ---------   -------------------   -------------------------
      1990                 0                 $0.00              0.00%
      1991                 0                 $0.00              0.00%
      1992                 0                 $0.00              0.00%
      1993                 2            $27,771.04              0.03%
      1994                 0                 $0.00              0.00%
      1995                 2           $204,813.08              0.19%
      1996             6,047       $104,049,373.30             99.78%

         Total         6,051       $104,281,957.42            100.00%

      DISTRIBUTION OF ORIGINAL INITIAL HOME IMPROVEMENT CONTRACT AMOUNTS

                                                                   % of HI Contract Sub-
Original HI Contract         Number of     Aggregate Principal      Pool by Outstanding
Amount (in Dollars)          Contracts     Balance Outstanding       Principal Balance
-------------------------    ---------     -------------------     ---------------------
Less than $10,000                1,591       $11,330,656.42                  10.86%
Between $10,000-$19,999          2,606       $37,641,303.07                  36.10%
Between $20,000-$29,999          1,167       $28,065,418.41                  26.91%
Between $30,000-$39,999            420       $14,140,394.70                  13.56%
Between $40,000-$49,999            177        $7,650,890.21                   7.34%
Between $50,000-$59,999             59        $3,093,913.81                   2.97%
Between $60,000-$69,999             16        $1,000,253.47                   0.96%
Between $70,000-$79,999              7          $526,968.76                   0.50%
Between $80,000-$89,999              4          $323,377.47                   0.31%
Between $90,000-$99,999              2          $186,751.02                   0.18%
Between $100,000-$109,999            0                $0.00                   0.00%
Between $110,000-$119,999            0                $0.00                   0.00%
Between $120,000-$129,999            0                $0.00                   0.00%
Between $130,000-$139,999            1          $131,550.00                   0.13%
Between $140,000-$149,999            0                $0.00                   0.00%
Between $150,000-$159,999            0                $0.00                   0.00%
Between $160,000-$169,999            0                $0.00                   0.00%
Between $170,000-$179,999            0                $0.00                   0.00%
Between $180,000-$189,999            0                $0.00                   0.00%
Between $190,000-$199,999            1          $190,480.08                   0.18%

  Total                          6,051      $104,281,957.42                 100.00%


                    INITIAL HOME IMPROVEMENT CONTRACT RATES

                                                                   % of HI Contract Sub-
Range of HI Contracts by     Number of     Aggregate Principal      Pool by Outstanding
Contract Rates               Contracts     Balance Outstanding       Principal Balance
-------------------------    ---------     -------------------     ---------------------
From 0.00%-9.00%                    46         $1,492,422.49                  1.43%
From 9.01%-10.00%                  708        $16,296,697.78                 15.63%
From 10.01%-11.00%               1,530        $32,890,940.41                 31.54%
From 11.01%-12.00%               1,584        $29,500,838.37                 28.29%
From 12.01%-13.00%               1,393        $15,539,181.54                 14.90%
From 13.01%-14.00%                 585         $6,396,338.71                  6.13%
From 14.01%-15.00%                 150         $1,704,571.25                  1.63%
From 15.01%-16.00%                  53           $455,069.76                  0.44%
From 16.01%-17.00%                   2             $5,897.11                  0.01%
Over 17.01%                          0                 $0.00                  0.00%

  Total                          6,051       $104,281,957.42                100.00%

       REMAINING MONTHS TO MATURITY OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                       % of HI Contract Sub-Pool
                     Number of   Aggregate Principal        by Outstanding
Months Remaining     Contracts   Balance Outstanding      Principal Balance
-------------------  ----------    ------------------- -------------------------
  Less than 31            26            135,298.62             0.13%
  31-60                  504          4,259,650.87             4.08%
  61-90                  279          2,622,582.63             2.52%
  91-120               1,828         23,001,055.31            22.06%
  121-150                 62            848,510.37             0.81%
  151-180              1,538         27,008,086.69            25.90%
  181-210                  8            149,737.67             0.14%
  211-240                776         17,310,262.92            16.60%
  241-270                  0                     0             0.00%
  271-300              1,028         28,901,831.40            27.72%
  301-330                  0                     0             0.00%
  331-360                  2             44,940.94             0.04%
    Total              6,051        104,281,957.42           100.00%

                         INITIAL HOME EQUITY CONTRACTS

     The Initial Home Equity Contracts comprising Sub-Pool HE consist of closed-end home equity loans. The obligations of the Obligor under each Home Equity Contract are secured by the related real estate.

                   THE INITIAL HOME EQUITY CONTRACT SUB-POOL

              Number of Contracts in Sub-pool:             7,513
              Wgt. Avg. Contract Rate:                     12.67%
              Range of Rates:                      8.25% - 19.75%
              Wgt. Avg. Orig. Maturity:                      203
              Wgt. Avg. Rem. Maturity:                       202
              Avg. Rem. Princ. Balance:           $    44,284.91
              Wgt. Avg. CLTV:                              84.84%

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGE PROPERTIES

                         INITIAL HOME EQUITY CONTRACTS

                                                                                            % of HE Contract
                                   % of HE Contract                                           Sub-Pool by
                      Number of   Sub-Pool by Number            Aggregate Principal           Outstanding
State                 Contracts      of Contracts               Balance Outstanding         Principal Balance
-----                 ---------   ------------------            --------------------        ------------------
NC                        799          10.63%                     $ 39,489,533.11                  11.87%
FL                        797          10.61%                     $ 32,767,713.69                   9.85%
GA                        637           8.48%                     $ 28,295,849.54                   8.50%
IL                        583           7.76%                     $ 26,156,022.93                   7.86%
OH                        522           6.95%                     $ 24,671,493.03                   7.42%
SC                        501           6.67%                     $ 21,996,671.78                   6.61%
AL                        387           5.15%                     $ 19,196,802.86                   5.77%
MO                        479           6.38%                     $ 19,191,458.24                   5.77%
PA                        442           5.88%                     $ 18,147,896.60                   5.45%
MD                        319           4.25%                     $ 17,298,935.73                   5.20%
Other States*           2,047          27.24%                     $ 85,500,150.80                  25.70%
  Total                 7,513         100.00%                     $332,712,528.39                 100.00%

---------------
* No one State in this category constitutes more than 5% of the Sub-Pool HE Outstanding Principal Balance.

             YEARS OF ORIGINATION OF INITIAL HOME EQUITY CONTRACTS

                                                                                            % of HE Contract Sub-
                                  Number of                       Aggregate Principal         Pool by Outstanding
Years of Origination              Contracts                       Balance Outstanding         Principal Balance
--------------------              ---------                      --------------------       ----------------------
       1995                            13                            $    585,455.19                     0.18%
       1996                         7,500                            $332,127,073.20                    99.82%
             Total                  7,513                            $332,712,528.39                   100.00%

---------------

             DISTRIBUTION OF INITIAL HOME EQUITY CONTRACT AMOUNTS

                                                                              % of HE Contract Sub-
Original HE Contract         Number of          Aggregate Principal            Pool by Outstanding
Amount (in Dollars)          Contracts          Balance Outstanding             Principal Balance
-------------------          ----------         -------------------           --------------------
Less than $10,000                166              $  1,187,968.06                      0.36%
Between $10,000-$19,999        1,535              $ 22,368,750.32                      6.72%
Between $20,000-$29,999        1,455              $ 35,227,621.81                     10.59%
Between $30,000-$39,999        1,083              $ 37,201,804.05                     11.18%
Between $40,000-$49,999          881              $ 39,310,065.75                     11.81%
Between $50,000-$59,999          648              $ 35,299,887.09                     10.61%
Between $60,000-$69,999          535              $ 34,355,830.88                     10.33%
Between $70,000-$79,999          327              $ 24,203,362.50                      7.27%
Between $80,000-$89,999          215              $ 18,018,685.16                      5.42%
Between $90,000-$99,999          154              $ 14,556,848.90                      4.38%
Between $100,000-$109,999        127              $ 13,302,787.19                      4.00%
Between $110,000-$119,999         91              $ 10,467,443.53                      3.15%
Between $120,000-$129,999         67              $  8,332,096.33                      2.50%
Between $130,000-$139,999         51              $  6,744,763.08                      2.03%
Between $140,000-$149,999         39              $  5,641,474.18                      1.70%
Between $150,000-$159,999         32              $  4,787,053.21                      1.44%
Between $160,000-$169,999         29              $  4,756,562.02                      1.43%
Between $170,000-$179,999         16              $  2,791,721.07                      0.84%
Between $180,000-$189,999         12              $  2,203,635.48                      0.66%
Between $190,000-$199,999          6              $  1,176,167.28                      0.35%
Between $200,000-$209,999          7              $  1,418,576.43                      0.43%
Between $210,000-$219,999          8              $  1,712,303.91                      0.51%
Between $220,000-$229,999          5              $  1,106,994.42                      0.33%
Between $230,000-$239,999         10              $  2,340,037.81                      0.70%
Between $240,000-$249,999          3              $    731,968.30                      0.22%
More than $250,000                11              $  3,468,119.63                      1.04%

          Total                7,513              $332,712,528.39                     100.00%

                      INITIAL HOME EQUITY CONTRACT RATES

                                                                              % of HE Contract Sub-
Range of HE Contracts by     Number of          Aggregate Principal            Pool by Outstanding
Contract Rates               Contracts          Balance Outstanding             Principal Balance
------------------------     ---------          --------------------           -------------------
From 0.00%-9.00%                   6              $    465,869.09                      0.14%
From 9.01%-10.00%                121              $  8,484,383.37                      2.55%
From 10.01%-11.00%               527              $ 35,117,338.35                     10.55%
From 11.01%-12.00%             1,276              $ 75,813,538.42                     22.79%
From 12.01%-13.00%             1,991              $ 99,735,167.39                     29.98%
From 13.01%-14.00%             1,588              $ 65,273,691.13                     19.62%
From 14.01%-15.00%               747              $ 22,526,786.35                      6.77%
From 15.01%-16.00%               782              $ 16,751,782.84                      5.03%
From 16.01%-17.00%               327              $  6,079,820.73                      1.83%
Over 17.01%                      148              $  2,464,150.72                      0.74%

              Total            7,513              $332,712,528.39                    100.00%

         REMAINING MONTHS TO MATURITY OF INITIAL HOME EQUITY CONTRACTS

                                                                                  % of HE Contract Sub-
                             Number of             Aggregate Principal            Pool by Outstanding
Months Remaining             Contracts             Balance Outstanding             Principal Balance
----------------             ---------             -------------------            ---------------------
31-45                             8                  $    184,711.32                        0.06%
46-60                           108                  $  1,697,842.21                        0.51%
61-75                            25                  $    570,592.31                        0.17%
76-90                            97                  $  2,509,522.59                        0.75%
91-105                           17                  $    237,692.49                        0.07%
106-120                         540                  $ 12,056,366.61                        3.62%
121-135                           3                  $     62,607.18                        0.02%
136-150                          27                  $  1,006,986.94                        0.30%
151-165                           2                  $     83,216.79                        0.02%
166-180                       4,530                  $217,359,825.25                       65.33%
181-195                           2                  $     29,400.00                        0.01%
196-210                           0                  $          0.00                        0.00%
211-225                           3                  $    124,527.29                        0.04%
226-240                       1,747                  $ 69,398,499.42                       20.86%
241-255                           0                  $          0.00                        0.00%
256-270                           0                  $          0.00                        0.00%
271-285                           0                  $          0.00                        0.00%
286-300                          20                  $  1,351,241.22                        0.41%
301-315                           0                  $          0.00                        0.00%
316-330                           0                  $          0.00                        0.00%
331-345                           0                  $          0.00                        0.00%
346-360                         384                  $ 26,039,496.77                        7.83%

                  Total       7,513                  $332,712,528.39                      100.00%

                LIEN POSITION OF INITIAL HOME EQUITY CONTRACTS

                                                                                                               % of HE Contract
                                                    % of HE Contract                                              Sub-Pool by
                             Number of             Sub-Pool by Number            Aggregate Principal              Outstanding
                             Contracts               of Contracts                Balance Outstanding            Principal Balance
                             ---------         --------------------------     ---------------------------      ------------------
          First                  3,965                      52.78%                   $244,070,391.50                    73.36%
          Second                 3,287                      43.75%                   $ 84,178,187.66                    25.30%
          Third or Lower           261                       3.47%                   $  4,463,949.23                     1.34%
                  Total          7,513                     100.00%                   $332,712,528.39                   100.00%

             LOAN-TO-VALUE RATIO OF INITIAL HOME EQUITY CONTRACTS

                                                                            % of HE Contract Sub-
                             Number of          Aggregate Principal          Pool by Outstanding
Loan-to-Value Ratio          Contracts          Balance Outstanding           Principal Balance
-------------------          ---------          -------------------         ---------------------
From 0.00%-10.00%                  328              $  4,664,515.96                   1.40%
From 10.01%-20.00%               1,633              $ 32,515,275.01                   9.77%
From 20.01%-30.00%               1,047              $ 28,777,007.50                   8.65%
From 30.01%-40.00%                 414              $ 14,556,500.34                   4.38%
From 40.01%-50.00%                 207              $  7,922,081.50                   2.38%
From 50.01%-60.00%                 183              $  7,753,188.47                   2.33%
From 60.01%-70.00%                 432              $ 21,210,689.68                   6.37%
From 70.01%-80.00%               1,293              $ 71,450,888.89                  21.48%
From 80.01%-90.00%               1,539              $108,971,198.25                  32.75%
Over 90.01%                        437              $ 34,891,182.79                  10.49%

              Total              7,513              $332,712,528.39                 100.00%

         COMBINED LOAN-TO-VALUE RATIO OF INITIAL HOME EQUITY CONTRACTS

                                                                            % of HE Contract Sub-
                             Number of          Aggregate Principal          Pool by Outstanding
Loan-to-Value Ratio          Contracts          Balance Outstanding           Principal Balance
-------------------          ---------          -------------------         ---------------------
Less than 61%                      412              $ 13,052,931.62                   3.93%
61%-65%                            166              $  7,757,758.70                   2.33%
66%-70%                            307              $ 13,878,082.58                   4.17%
71%-75%                            598              $ 27,750,496.56                   8.34%
76%-80%                            928              $ 48,815,393.76                  14.67%
81%-85%                            929              $ 47,516,591.06                  14.28%
86%-90%                          1,771              $ 93,068,613.77                  27.97%
91%-95%                          1,247              $ 54,799,844.44                  16.47%
Over 95%                         1,155              $ 26,072,815.90                   7.84%

              Total              7,513              $332,712,528.39                 100.00%

                         CPR PREPAYMENT SENSITIVITIES

                  FOR HOME IMPROVEMENT CONTRACT CERTIFICATES

                                  7.5% CPR            11.25% CPR             15% CPR             18.75% CPR           22.5% CPR
                                WAL/Maturity         WAL/Maturity          WAL/Maturity         WAL/Maturity        WAL/Maturity
                               ---------------      ---------------       ---------------     ----------------     ---------------
To Call
A-1                             1.96 - 1/15/01       1.46 - 1/15/00       1.15 - 6/15/99       0.94 - 12/15/98      0.79 - 9/15/98
A-2                             5.04 - 1/15/03       3.86 - 9/15/01       3.08 - 10/15/00      2.53 - 2/15/00       2.13 - 8/15/99
A-3                             8.74 - 7/15/09       7.02 - 3/15/07       5.81 - 6/15/05       4.86 - 3/15/04       4.06 - 2/15/03
M-1                            13.92 - 9/15/11      11.60 - 3/15/09       9.40 - 9/15/06       7.90 - 1/15/05       6.64 - 9/15/03
M-2                            14.72 - 9/15/11      12.22 - 3/15/09       9.72 - 9/15/06       8.05 - 1/15/05       6.72 - 9/15/03
B-1                             8.40 - 3/15/09       6.76 - 12/15/06      5.55 - 3/15/05       4.76 - 2/15/04       4.50 - 8/15/03
B-2                            14.12 - 9/15/11      11.75 - 3/15/09       9.45 - 9/15/06       7.94 - 1/15/05       6.71 - 9/15/03

To Maturity
M-1                            14.10 - 3/15/13      11.97 - 1/15/11      10.02 - 2/15/09       8.52 - 5/15/07       7.32 - 10/15/05
M-2                            19.62 - 11/15/21     17.16 - 11/15/21     15.11 - 11/15/21     13.27 - 11/15/21     11.57 - 11/15/21
B-2                            16.01 - 11/15/21     13.78 - 11/15/21     11.77 - 11/15/21     10.27 - 11/15/21      9.36 - 11/15/21

                         CPR PREPAYMENT SENSITIVITIES

                     FOR HOME EQUITY CONTRACT CERTIFICATES

                                50% of Base*         75% of Base*         100% of Base*        125% of Base*        150% of Base*
                                WAL/Maturity         WAL/Maturity          WAL/Maturity         WAL/Maturity        WAL/Maturity
                               ----------------     ----------------     ---------------      ----------------     ---------------
To Call
A-1                             1.97 - 12/15/00      1.43 - 9/15/99       1.15 - 2/15/99       0.97 - 10/15/98      0.85 - 6/15/98
A-2                             6.15 - 7/15/06       4.08 - 11/15/02      3.08 - 5/15/01       2.47 - 5/15/00       2.08 - 9/15/99
A-3                            11.23 - 11/15/09      7.54 - 6/15/06       5.19 - 4/15/03       3.97 - 8/15/01       3.13 - 8/15/00
A-4                            14.13 - 9/15/11      10.80 - 3/15/09       8.08 - 8/15/06       5.77 - 10/15/04      4.28 - 2/15/02
A-5                             7.39 - 9/15/11       6.60 - 2/15/09       6.04 - 6/15/06       5.52 - 7/15/04       4.92 - 5/15/03
M-1                            14.72 - 9/15/11      12.22 - 3/15/09       9.71 - 9/15/06       8.03 - 1/15/05       6.68 - 9/15/03
M-2                            14.72 - 9/15/11      12.22 - 3/15/09       9.72 - 9/15/06       8.05 - 1/15/05       6.72 - 9/15/03
B-1                             9.39 - 12/15/10      6.80 - 6/15/07       5.23 - 1/15/05       4.58 - 11/15/03      4.29 - 3/15/03
B-2                            14.66 - 9/15/11      11.92 - 3/15/09       9.41 - 9/15/06       7.86 - 1/15/05       6.67 - 9/15/03

To Maturity
M-1                            14.72 - 11/15/11     13.79 - 9/15/11      11.11 - 1/15/10       8.98 - 8/15/07       7.41 - 10/15/05
M-2                            18.46 - 10/15/26     16.10 - 10/15/26     14.87 - 10/15/26     13.01 - 10/15/26     11.11 - 10/15/26
B-2                            15.64 - 10/15/26     13.58 - 10/15/26     11.32 - 10/15/26      9.75 - 10/15/26      8.66 - 10/15/26

_______________
* 100% Base (100% Prepayment Assumption) assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Home Equity Contracts in the first month of the life of the Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in twelfth month and each month thereafter, the conditional prepayment rate is 20%.

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